                      SEMIANNUAL REPORT / JANUARY 31 2000

                             AIM HIGH YIELD FUND II

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                     -------------------------------------

                       LANDSCAPE AT AUVERS AFTER THE RAIN

                     BY VINCENT VAN GOGH (1853-1890, DUTCH)

        VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A SMALL VIL-

         LAGE NORTH OF PARIS, WHERE HE PRODUCED THE LAST OF HIS BELOVED

         PAINTINGS. THIS LANDSCAPE, AMONG HIS TRIBUTES TO THE HEALTH AND

        RESTORATIVE FORCES OF THE FRENCH COUNTRYSIDE, IS A FITTING EMBLEM

            FOR THE GROWTH POTENTIAL OF AIM'S NEWEST HIGH-YIELD FUND.

                     -------------------------------------


AIM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Had the advisors not absorbed fund exenses, performance figures would have been lower.
o The fund's average annual total returns, including sales charges, for the periods ended 12/31/99 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, 14.14%; inception (9/30/98), 18.65%. For Class B shares, one year, 13.90%; inception (11/20/98), 14.07%. For Class C shares, one year, 17.69%; inception (11/20/98), 17.52%
o The 30-day yield is calculated using a formula prescribed by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, generally considered representative of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper High Current Yield Fund Index represents an average of the performance of the 30 largest high-yield funds charted by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made directly in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/00, including sales charges

================================================================================
CLASS A SHARES
Inception (9/30/98)                          16.57%

1 Year                                       11.61%*

*17.20%, excluding sales charges

CLASS B SHARES
Inception (11/20/98)                         12.05%

1 Year                                       11.24%*

*16.24%, excluding CDSC

CLASS C SHARES
Inception (11/20/98)                         15.23%

1 Year                                       15.03%*

*16.03%, excluding CDSC
================================================================================

PAST PERFORMANCE DOES NOT GUARANTEE COMPARABLE FUTURE RESULTS.
     Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholders:

                   Many investors have been disappointed in their fixed-income
     [PHOTO OF     investments' performance during the six months covered by
    Charles T.     this report. The Federal Reserve Board (the Fed) raised
      Bauer,       interest rates twice during the reporting period and again
   Chairman of     shortly after the period closed, putting downward pressure on
   the Board of    the prices of fixed-income investments. Nevertheless, there
     THE FUND      is cause for celebration of 1999 bond investments--and hope
   APPEAR HERE]    for 2000. For investors who stayed the course with their
                   fixed-income funds last year, their investment dollars were used to purchase bonds at significant discounts, as fixed-income securities of all types were true bargains. In addition, yields on some fixed-income investments rose significantly during the reporting period.

                   LOOKING AHEAD
                   most market watchers anticipate that bond market conditions will remain difficult through the first half of 2000, as the Fed may raise interest rates again to try to steer the economy to a soft landing: economic growth diminished enough to thwart inflation, but without recession. But analysts also remind us that, historically, fixed-income markets have rebounded the year following a down year such as 1999. If so, 2000 may be a year of recovery for fixed-income investing.
    In addition, many analysts believe bond markets have in the past fared well on the down side of a Fed tightening cycle. Assuming economic growth and low inflation continue on their current path, there's every reason to be optimistic about fixed-income funds.
    The changeable nature of the markets reinforces our confidence in the wisdom of investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the six months ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative.
    If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                                 IF ANALYSTS ARE

                              CORRECT, THE CURRENT

                              TIGHTENING CYCLE MAY

                                END BY MID-YEAR,

                        AND A STRONG RALLY COULD FOLLOW

                     -------------------------------------


                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



AIM HIGH YIELD FUND II THRIVES IN DIFFICULT
BOND ENVIRONMENT


HOW DID AIM HIGH YIELD FUND II PERFORM DURING THE REPORTING PERIOD?
Fixed-income markets continued to be plagued by a stubbornly strong U.S. economy and higher interest rates. Given this difficult market environment, AIM High Yield Fund II posted a 5.31% return for Class A shares, a 4.92% return for Class B shares and a 4.93% return for Class C shares for the six months ended January 31, 2000. These returns are computed at net asset value (that is, without the effect of sales charges). The fund outperformed the Lehman High Yield Bond Index, which returned 0.64%, and the Lipper High Current Yield Fund Index, which gained 0.36% during the same period.
    Despite 1999's poor market environment, the fund continued to provide extremely attractive current income. As of January 31, 2000, the fund's 30-day SEC yield was 10.91%, 10.70% and 10.70% for Class A, Class B and Class C shares, respectively. By comparison, the yield on the 30-year U.S. Treasury bond was 6.49%.

WHAT WERE THE MAJOR TRENDS IN BOND MARKETS DURING 1999?
Throughout 1999, downward pressure on bond prices resulted from the U.S. economy's continued strong growth, low unemployment, rising commodity prices, improving global economies, rising long-term interest rates and heightened inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds. Bond investors are particularly attuned to any hint of inflation, since it erodes the purchasing power of future interest and principal payments. For these reasons, bonds in general had a very difficult year.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET ENVIRONMENT?
High-yield bonds were able to withstand some of the pressure of rising interest rates and ended up being one of the better-performing fixed-income sectors in 1999. During the year, issuers flooded the market with high-yield bonds--many of them to ensure they would have adequate capital should Y2K-related problems materialize. This massive supply was met with lackluster demand from buyers, some of whom may have had Y2K-related concerns about buying high-yield bonds in such an atmosphere of uncertainty. As Y2K approached, liquidity in the high-yield market simply dried up, pushing high-yield bond prices downward.
    High-yield bond funds also suffered from negative fund flows. In contrast to the past several years, when high-yield bond funds enjoyed record cash inflows, lower bond prices and greater market volatility during much of the six months covered by this report eroded investor interest in this sector. Many investors exited the fixed-income markets and entered the equities markets.
    Tax-loss selling and Y2K pressures in December caused more disappointments. These actions pushed the average yield of high-yield bonds up to almost 12% at the end of 1999-approximately 120 basis points over historical standards.(A basis point is one one-hundredth of a percentage point.)

GIVEN CURRENT MARKET CONDITIONS, HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY? While yield spreads have come down from their 1998 levels, they still remain high on a historical basis. As a result, we have found opportunities for higher yields in the lower-quality sectors of the high-yield market. Lower-quality sectors of the high-yield bond market generally offer higher yields to compensate investors for taking on more risks. On January 31, CCC and non-rated bonds accounted for approximately 30% of the fund's net assets, compared to less than 7% six months ago.

    Overall, the fund has an average credit quality of B, as rated by Standard & Poor's, a widely known credit-rating agency.


GROWTH OF NET ASSETS

================================================================================
7/31/99     $ 59.1 million

1/31/00     $100.5 million
================================================================================


PORTFOLIO COMPOSITION

As of 1/31/00, based on total net assets

================================================================================
Equities & Other Interests         9.02%

Cash Equivalents & Other Assets    5.83%

High-Yield Bonds                  85.15%
================================================================================

          See important fund and index disclosures inside front cover.


                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?
The fund's exposure to issuers in the telecommunications and telephone industries, which represented more than 37% of total net assets on January 31, helped fuel fund performance. We continue to believe that these industries represent attractive value, and the fund's performance has greatly benefited from continued consolidation in these industries.
    During the reporting period, we increased our allocation in foreign developed countries to approximately 10%. Bonds issued by foreign telecommunications companies accounted for most of the increase. The underpinnings of a sustained global expansion make the telecommunications high-yield sector attractive.

DID THE EQUITIES COMPONENT OF THE FUND CONTRIBUTE POSITIVELY TO ITS SUCCESS DURING THE REPORTING PERIOD?
Very much so. Fund managers may invest up to 15% of the fund's assets in equities (stocks of companies in which we hold high-yield debt) if those stocks represent compelling value. This policy allows fund managers to leverage their research capabilities; having researched a company from a debt perspective, it takes just a little more effort to research its stock. The fund benefits because its equity component may perform well even when bonds may be underperforming, thereby increasing the fund's total return. Because equities do not provide income, managers try to avoid reducing the fund's yield substantially.
   During 1999, fund managers used the strength of equity markets as an opportunity to increase their holdings of stock of companies in which we held debt. Fund managers concentrated their equity ownership in rapidly growing telephone and telecommunications companies, which enjoyed tremendous price appreciation during the reporting period.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?
The prospect of higher interest rates and further defaults will keep the level of uncertainty and volatility high in the high-yield sector. As a result, a recovery in the high-yield market may not occur until the second half of 2000. Although the past year and a half has been difficult for the high-yield market, we believe the worst may be behind us. In these uncertain market conditions, we will continue to take selective advantage of attractively valued high-yield credits with the perspective that over the long term, these credits should provide attractive income and total-return opportunities for our investors.
    We also believe that the current high-yield environment represents an excellent opportunity for investors. When compared to the long-term yield average, high-yield bonds seem cheap relative to other alternatives in the fixed-income universe.

===================================================================================================================================
TOP 10 HOLDINGS                                                            TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. Intermedia Communications, Inc. (Bond)            3.24%                 1. Telephone                                   14.70%
  2. Alestra SA (Mexico)(Bond)                         3.01                  2. Telecommunications (Long Distance)          12.27
  3. Venetian Casino Resort LLC (Bond)                 2.91                  3. Telecommunications (Cellular/Wireless)      10.50
  4. Anthony Crane Rentals LP (Bond)                   2.77                  4. Broadcasting (Television, Radio & Cable)     7.10
  5. United Pan-Europe Communications N.V.                                   5. Household Furniture and Appliances           4.76
     (Netherlands)(Bond)                               2.72
  6. FirstCom Corp. (Stock)                            2.68                  6. Trucks and Parts                             3.40
  7. Vlasic Foods International Inc.(Bond)             2.67                  7. Communications Equipment                     3.26
  8. Viatel, Inc. (Bond)                               2.62                  8. Gaming, Lottery and Parimutuel Cos.          2.91
  9. Allied Waste Industries, Inc.(Bond)               2.60                  9. Manufacturing--Diversified                   2.77
 10. Primus Telecom Group Inc.(Bond)                   2.16                 10. Foods                                        2.67

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

SCHEDULE OF INVESTMENTS

January 31, 2000
(unaudited)

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
CORPORATE BONDS & NOTES-85.15%

AUTO PARTS & EQUIPMENT-1.70%

Advance Stores Co., Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                   $2,000,000   $  1,710,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.10%

Charter Communications Holdings,
  LLC/Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(a)                         3,000,000      1,773,750
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                         2,000,000      1,315,000
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(a)          2,000,000      1,305,000
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands), Sr. Disc.
  Notes, 13.38%, 11/01/09(a)(b)       5,000,000      2,737,500
--------------------------------------------------------------
                                                     7,131,250
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-2.10%

Sterling Chemicals, Inc.-Series B,
  Sr. Gtd. Sec. Sub. Notes, 12.38%,
  07/15/06                            2,000,000      2,110,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.97%

Key Plastics Holdings, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 03/15/07(c)                 2,540,000        977,900
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.26%

Dictaphone Corp., Sr. Sub. Gtd.
  Notes, 11.75%, 08/01/05             1,500,000      1,222,500
--------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                    3,000,000      2,055,000
--------------------------------------------------------------
                                                     3,277,500
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.16%

Earthwatch Inc., Sr. Disc. Notes,
  13.00%, 07/15/07 (Acquired
  07/07/99; Cost
  $1,711,525)(a)(d)(e)                2,500,000      1,750,000
--------------------------------------------------------------
Globix Corp., Sr. Notes, 12.50%,
  02/01/10 (Acquired 01/28/00; Cost
  $420,000)(d)                          420,000        425,250
--------------------------------------------------------------
                                                     2,175,250
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.41%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08          550,000        409,750
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.80%

Fleming Companies, Inc.-Series B
  Sr. Unsec. Gtd. Sub. Notes,
  10.63%, 07/31/07                    2,000,000      1,810,000
--------------------------------------------------------------

FOODS-2.67%

Vlasic Foods International
  Inc.-Series B Sr. Unsec. Sub.
  Notes, 10.25%, 07/01/09             3,000,000      2,685,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.91%

Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                           $3,500,000   $  2,922,500
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.08%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                            2,000,000      2,090,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.04%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%, 06/15/09   2,100,000      2,047,500
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.46%

Team Health, Inc., Sr. Sub. Notes,
  12.00%, 03/15/09(b)                 1,550,000      1,464,750
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-4.66%

Falcon Products, Inc.-Series B Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  06/15/09                            2,000,000      1,880,000
--------------------------------------------------------------
O'Sullivan Industries Inc., Sr.
  Sub. Notes, 13.38%,
  10/15/09(b)(e)                      1,000,000        990,000
--------------------------------------------------------------
Winsloew Furniture, Inc.-Series B
  Sr. Sub. Notes, 12.75%, 08/15/07    2,000,000      1,810,000
--------------------------------------------------------------
                                                     4,680,000
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.76%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                            1,910,000      1,766,750
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.77%

Anthony Crane Rentals LP-Series B
  Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                    3,250,000      2,778,750
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.80%

Brand Scaffold Services, Inc., Sr.
  Unsec. Notes, 10.25%, 02/15/08      2,000,000      1,810,000
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.92%

Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09             2,000,000      1,930,000
--------------------------------------------------------------

PERSONAL CARE-1.22%

American Tissue Inc., Sr. Sec.
  Notes, 12.50%, 07/15/06(b)          1,200,000      1,230,000
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.00%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                                1,535          1,543
--------------------------------------------------------------

RAILROADS-1.51%

RailWorks Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.50%, 04/15/09        1,500,000      1,515,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
SERVICES (COMMERCIAL &
  CONSUMER)-1.60%

Avis Rent A Car, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%, 05/01/09  $1,550,000   $  1,606,187
--------------------------------------------------------------

SHIPPING-1.57%

Transportacion Maritima Mexicana
  S.A. de C.V. (Mexico),
  Sr. Yankee Unsec. Notes, 10.00%,
    11/15/06                          1,000,000        840,000
--------------------------------------------------------------
  Yankee Notes, 8.50%, 10/15/00         750,000        736,875
--------------------------------------------------------------
                                                     1,576,875
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-7.20%

IMPSAT Fiber Networks, Inc., Sr.
  Gtd. Notes, 12.13%, 07/15/03          575,000        540,500
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Unsec. Disc. Notes, 12.13%,
  04/15/08(a)                         2,500,000      1,527,125
--------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%, 01/15/07   1,700,000      1,334,500
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(a)          2,000,000      1,806,860
--------------------------------------------------------------
WebLink Wireless, Inc., Sr. Disc.
  Sub. Notes, 11.25%, 02/01/08(a)     5,000,000      2,025,000
--------------------------------------------------------------
                                                     7,233,985
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-8.55%

FirstCom Corp., Sr. Notes, 14.00%,
  10/27/07                            2,000,000      2,035,000
--------------------------------------------------------------
Long Distance International, Inc.,
  Sr. Unsec. Notes, 12.25%,
  04/15/08                            3,000,000      1,747,500
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 12.75%,
  10/15/09                            2,100,000      2,173,500
--------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.50%,
  03/15/09(b)                         2,744,120      2,634,355
--------------------------------------------------------------
                                                     8,590,355
--------------------------------------------------------------

TELEPHONE-13.93%

Alestra S.A. (Mexico), Sr. Yankee
  Notes, 12.63%, 05/15/09             3,000,000      3,022,500
--------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr.
  Disc. Notes, 13.25%, 02/01/10
  (Acquired 01/27/00; Cost
  $2,106,040)(a)(d)(e)                4,000,000      2,140,000
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08(a)    3,000,000      1,690,260
--------------------------------------------------------------
Intermedia Communications, Inc.,
  Series B Sr. Disc. Notes, 11.25%,
  07/15/07(a)                         4,250,000      3,251,250
--------------------------------------------------------------
Logix Communications Enterprises,
  Sr. Unsec. Notes, 12.25%,
  06/15/08                            2,295,000      1,772,888
--------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes,
  15.00%, 07/01/08                    2,270,000      2,116,775
--------------------------------------------------------------
                                                    13,993,673
--------------------------------------------------------------

TRUCKS & PARTS-3.40%

FleetPride Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.00%, 08/01/05        1,550,000      1,410,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TRUCKS & PARTS-(CONTINUED)

North American Van Lines, Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(b)    $2,000,000   $  2,010,000
--------------------------------------------------------------
                                                     3,420,500
--------------------------------------------------------------

WASTE MANAGEMENT-2.60%

Allied Waste North America Inc.,
  Sr. Sub Notes, 10.00%,
  08/01/09(b)                         2,980,000      2,607,500
--------------------------------------------------------------
    Total Corporate Bonds & Notes
      (Cost $87,204,462)                            85,552,518
--------------------------------------------------------------

                                       SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-9.02%

AIR FREIGHT-0.05%

Atlas Air, Inc.(f)                        2,000         53,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.13%

Convergent Communications, Inc.(f)       14,620        132,494
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.21%

Cybernet Internet Services
  International, Inc.(f)                  5,000         55,000
--------------------------------------------------------------
Cybernet Internet Services
  International, Inc.- Wts.,
  expiring 07/01/09(f)                    1,000        150,250
--------------------------------------------------------------
                                                       205,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.35%

King Pharmaceuticals, Inc.(f)             6,000        354,000
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.10%

Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07(f)                    2,000        100,000
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.16%

Pride International, Inc.(f)             10,000        160,625
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.22%

Comstock Resources, Inc.(f)              20,000         65,000
--------------------------------------------------------------
Pogo Producing Co.                        7,000        157,937
--------------------------------------------------------------
                                                       222,937
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.30%

Clearnet Communications Inc.-Class
  A-ADR (Canada)(f)                       6,500        252,687
--------------------------------------------------------------
Crown Castle International Corp.(f)       3,000         94,875
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Canada)(f)                            12,000        460,500
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                    4,000        425,500
--------------------------------------------------------------
Nextel Communications, Inc.-Series
  D, $130 PIK Pfd.                        2,000      2,080,000
--------------------------------------------------------------
                                                     3,313,562
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-3.72%

Call-Net Enterprises, Inc.(f)            15,000   $     60,000
--------------------------------------------------------------
FirstCom Corp.(f)                       100,000      2,693,750
--------------------------------------------------------------
Long Distance International, Wts.,
  expiring 04/13/08(f)                      670          1,675
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                                 8,000        255,500
--------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands)(f)                        8,000        307,000
--------------------------------------------------------------
Viatel, Inc.(f)                          11,270        416,286
--------------------------------------------------------------
                                                     3,734,211
--------------------------------------------------------------

TELEPHONE-0.77%

AirGate PCS Inc.(f)                         924         56,457
--------------------------------------------------------------
GST Telecommunications, Inc.(f)          23,000        199,812
--------------------------------------------------------------
ICG Communications, Inc.(f)               8,300        200,238
--------------------------------------------------------------
Intermedia Communications Inc.(f)         4,500        193,500
--------------------------------------------------------------
NEXTLINK Communications, Inc.-Class
  A(f)                                    1,500        126,563
--------------------------------------------------------------
                                                       776,570
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
WASTE MANAGEMENT-0.01%

Allied Waste Industries, Inc.(f)          1,000   $      6,438
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,773,544)                                    9,059,087
--------------------------------------------------------------

MONEY MARKET FUNDS-7.52%

STIC Liquid Assets Portfolio(g)       3,776,908      3,776,908
--------------------------------------------------------------
STIC Prime Portfolio(g)               3,776,908      3,776,908
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $7,553,816)                                    7,553,816
--------------------------------------------------------------
TOTAL INVESTMENTS-101.69% (Cost
  $99,531,822)                                     102,165,421
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.69%)                                    (1,699,782)
--------------------------------------------------------------
NET ASSETS-100.00%                                $100,465,639
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Disc.  - Discounted
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities represented 4.33% of the Fund's net assets.
(e) Consists of more than one class of securities traded together as a unit.
(f) Non-income producing security.
(g) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(unaudited)

ASSETS:

Investments, at market value (cost
  $99,531,822)                             $102,165,421
-------------------------------------------------------
Receivables for:
  Fund shares sold                            1,364,953
-------------------------------------------------------
  Investments sold                              444,207
-------------------------------------------------------
  Interest and dividends                      1,976,907
-------------------------------------------------------
Investments for deferred compensation
  plan                                            6,971
-------------------------------------------------------
Other assets                                     29,186
-------------------------------------------------------
    Total assets                            105,987,645
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       4,852,443
-------------------------------------------------------
  Fund shares redeemed                          279,704
-------------------------------------------------------
  Deferred compensation                           6,971
-------------------------------------------------------
  Dividends                                     290,001
-------------------------------------------------------
Accrued advisory fees                            22,961
-------------------------------------------------------
Accrued distribution fees                        55,031
-------------------------------------------------------
Accrued transfer agent fees                       4,530
-------------------------------------------------------
Accrued trustees' fees                              667
-------------------------------------------------------
Accrued administrative service fees               4,235
-------------------------------------------------------
Accrued operating expenses                        5,463
-------------------------------------------------------
    Total liabilities                         5,522,006
-------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $100,465,639
=======================================================

NET ASSETS:

Class A                                    $ 48,419,113
=======================================================
Class B                                    $ 45,184,462
=======================================================
Class C                                    $  6,862,064
=======================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                       4,381,870
=======================================================
Class B                                       4,097,026
=======================================================
Class C                                         622,796
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $      11.05
-------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.05 / 95.25%)   $      11.60
-------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                  $      11.03
-------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                  $      11.02
=======================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2000
(unaudited)

INVESTMENT INCOME:
Interest                                    $ 4,271,606
-------------------------------------------------------
Dividends                                        47,606
-------------------------------------------------------
    Total investment income                   4,319,212
-------------------------------------------------------
EXPENSES:

Advisory fees                                   236,529
-------------------------------------------------------
Administrative services fees                     21,027
-------------------------------------------------------
Custodian fees                                   13,022
-------------------------------------------------------
Transfer agent fees-Class A                      20,204
-------------------------------------------------------
Transfer agent fees-Class B                      17,268
-------------------------------------------------------
Transfer agent fees-Class C                       2,636
-------------------------------------------------------
Trustees' fees                                    3,898
-------------------------------------------------------
Distribution fees-Class A                        47,913
-------------------------------------------------------
Distribution fees-Class B                       162,591
-------------------------------------------------------
Distribution fees-Class C                        24,312
-------------------------------------------------------
Filing fees                                      60,086
-------------------------------------------------------
Other                                            33,688
-------------------------------------------------------
    Total expenses                              643,174
-------------------------------------------------------
Less: Fee waived by advisor                    (123,843)
-------------------------------------------------------
    Expenses paid indirectly                    (10,298)
-------------------------------------------------------
    Net expenses                                509,033
-------------------------------------------------------
Net investment income                         3,810,179
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                 (1,083,047)
-------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                       1,277,336
-------------------------------------------------------
Net gain from investment securities             194,289
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 4,004,468
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2000 and the period September 30, 1998 (Date operations commenced) through July 31, 1999
(Unaudited)

                                                                JANUARY 31,       JULY 31,
                                                                    2000            1999
                                                                ------------    ------------
OPERATIONS:

  Net investment income                                         $  3,810,179    $  2,231,058
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (1,083,047)      1,689,995
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     1,277,336       1,356,263
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations           4,004,468       5,277,316
--------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (1,908,590)     (1,710,595)
--------------------------------------------------------------------------------------------
  Class B                                                         (1,510,150)       (446,277)
--------------------------------------------------------------------------------------------
  Class C                                                           (225,087)        (70,876)
--------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                           (812,466)        (22,467)
--------------------------------------------------------------------------------------------
  Class B                                                           (819,848)           (421)
--------------------------------------------------------------------------------------------
  Class C                                                           (117,757)            (64)
--------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         14,283,167      32,499,124
--------------------------------------------------------------------------------------------
  Class B                                                         24,650,745      20,530,581
--------------------------------------------------------------------------------------------
  Class C                                                          3,796,252       3,068,584
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    41,340,734      59,124,905
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             59,124,905              --
--------------------------------------------------------------------------------------------
  End of period                                                 $100,465,639    $ 59,124,905
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 98,811,011    $ 56,080,847
--------------------------------------------------------------------------------------------
  Undistributed investment income                                    187,098          20,746
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                    (1,166,069)      1,667,049
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 2,633,599       1,356,263
--------------------------------------------------------------------------------------------
                                                                $100,465,639    $ 59,124,905
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of two separate series portfolios. The Fund currently offers three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded, non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at last sale price of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Dept obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, quality, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asking prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the customary trading session of the New York Stock Exchange ("NYSE").

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes.

C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. During the six months ended January 31, 2000, AIM waived fees of $123,843.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2000, AIM was paid $21,027 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2000, AFS was paid $25,509 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $47,913, $162,591 and $24,312, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $73,964 from sales of the Class A shares of the Fund during the six months ended January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2000, AIM Distributors received $7,451 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2000, the Fund paid legal fees of $1,257 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $432 and $9,866, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $10,298 during the six months ended January 31, 2000.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2000 was $94,313,988 and $56,215,860, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 6,267,997
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,634,398)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $ 2,633,599
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 were as follows:

                                                                  JANUARY 31, 2000             JULY 31, 1999
                                                              -------------------------   -----------------------
                                                                SHARES        AMOUNT       SHARES       AMOUNT
                                                              ----------   ------------   ---------   -----------
Sold:
  Class A                                                      2,912,713   $ 32,303,868   3,879,343   $40,951,231
-----------------------------------------------------------------------------------------------------------------
  Class B*                                                     3,229,887     35,737,796   2,156,519    23,713,819
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                       416,930      4,610,790     322,660     3,551,731
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        178,612      1,988,613      99,704     1,082,276
-----------------------------------------------------------------------------------------------------------------
  Class B*                                                       142,892      1,589,799      23,551       261,935
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                        20,304        225,709       3,953        43,955
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,819,979)   (20,009,314)   (868,523)   (9,534,383)
-----------------------------------------------------------------------------------------------------------------
  Class B*                                                    (1,145,109)   (12,676,850)   (310,714)   (3,445,173)
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                       (94,166)    (1,040,247)    (46,885)     (527,102)
-----------------------------------------------------------------------------------------------------------------
                                                               3,842,084   $ 42,730,164   5,259,608   $56,098,289
=================================================================================================================

* Class B and Class C shares commenced sales on November 20, 1998.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the six months ended January 31, 2000 and during the period September 30, 1998 (date operations commenced) to July 31, 1999, and for a share of Class B and Class C outstanding during the six months ended January 31, 2000 and during the period November 20, 1998 (date sales commenced) to July 31, 1999.

                                                       CLASS A                      CLASS B                      CLASS C
                                               ------------------------     ------------------------     ------------------------
                                               JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                                  2000           1999          2000           1999          2000           1999
                                               -----------     --------     -----------     --------     -----------     --------
Net asset value, beginning of period             $ 11.25       $ 10.00        $ 11.23       $ 10.59        $ 11.22       $ 10.59
---------------------------------------------    -------       -------        -------       -------        -------       -------
Income from investment operations:
  Net investment income                             0.57          0.90           0.52          0.68           0.52          0.68
---------------------------------------------    -------       -------        -------       -------        -------       -------
  Net gains on securities (both realized and
    unrealized)                                     0.01          1.26           0.02          0.65           0.02          0.64
---------------------------------------------    -------       -------        -------       -------        -------       -------
    Total from investment operations                0.58          2.16           0.54          1.33           0.54          1.32
---------------------------------------------    -------       -------        -------       -------        -------       -------
Less distributions:
  Dividends from net investment income             (0.55)        (0.90)         (0.51)        (0.68)         (0.51)        (0.68)
---------------------------------------------    -------       -------        -------       -------        -------       -------
  Distributions from net realized gains            (0.23)        (0.01)         (0.23)        (0.01)         (0.23)        (0.01)
---------------------------------------------    -------       -------        -------       -------        -------       -------
    Total distributions                            (0.78)        (0.91)         (0.74)        (0.69)         (0.74)        (0.69)
---------------------------------------------    -------       -------        -------       -------        -------       -------
Net asset value, end of period                   $ 11.05       $ 11.25        $ 11.03       $ 11.23        $ 11.02       $ 11.22
=============================================    =======       =======        =======       =======        =======       =======
Total return(a)                                     5.31%        22.39%          4.92%        13.03%          4.93%        12.93%
=============================================    =======       =======        =======       =======        =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $48,419       $34,992        $45,184       $20,994        $ 6,862       $ 3,139
=============================================    =======       =======        =======       =======        =======       =======
Ratio of expenses to average net assets:
  Including waivers and reimbursement               1.00%(b)      1.00%(d)       1.75%(b)      1.75%(d)       1.75%(b)      1.75%(d)
=============================================    =======       =======        =======       =======        =======       =======
  Excluding waivers and reimbursement               1.33%(b)      1.58%(d)       2.08%(b)      2.33%(d)       2.08%(b)      2.33%(d)
=============================================    =======       =======        =======       =======        =======       =======
Ratio of net investment income to average net
  assets(c)                                        10.44%(b)      9.74%(d)       9.69%(b)      8.99%(d)       9.69%(b)      8.99%(d)
=============================================    =======       =======        =======       =======        =======       =======
Portfolio turnover rate                               78%          223%            78%          223%            78%          223%
=============================================    =======       =======        =======       =======        =======       =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $38,121,939, $32,341,556 and $4,836,068, for Class A, Class B and Class C shares, respectively.
(c) After fee waivers and/or expense reimbursements.
(d) Ratios are annualized.

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                       11 Greenway Plaza
Chairman                                       Chairman                               Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                              INVESTMENT ADVISOR
Director                                                                              A I M Advisors, Inc.
ACE Limited;                                   Carol F. Relihan                       11 Greenway Plaza
Formerly Director, President, and              Senior Vice President and Secretary    Suite 100
Chief Executive Officer                                                               Houston, TX 77046
COMSAT Corporation                             Gary T. Crum
                                               Senior Vice President                  TRANSFER AGENT
Owen Daly II                                                                          A I M Fund Services, Inc.
Director                                       Dana R. Sutton                         P.O. Box 4739
Cortland Trust Inc.                            Vice President and Treasurer           Houston, TX 77210-4739

Edward K. Dunn Jr.                             Melville B. Cox                        CUSTODIAN
Chairman, Mercantile Mortgage Corp.;           Vice President                         State Street Bank and Trust Company
Formerly Vice Chairman, President and                                                 225 Franklin Street
Chief Operating Officer                        Karen Dunn Kelley                      Boston, MA 02110
Mercantile-Safe Deposit & Trust Co.; and       Vice President
President, Mercantile Bankshares                                                      COUNSEL TO THE FUND
                                               Mary J. Benson                         Ballard Spahr
Jack Fields                                    Assistant Vice President and           Andrews & Ingersoll, LLP
Chief Executive Officer                        Assistant Treasurer                    1735 Market Street
Texana Global, Inc.;                                                                  Philadelphia, PA 19103
Formerly Member                                Sheri Morris
of the U.S. House of Representatives           Assistant Vice President               COUNSEL TO THE TRUSTEES
                                               and Assistant Treasurer                Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                       919 Third Avenue
Partner                                        Renee A. Friedli                       New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary
                                                                                      DISTRIBUTOR
Robert H. Graham                               P. Michelle Grace                      A I M Distributors, Inc.
President and Chief Executive Officer          Assistant Secretary                    11 Greenway Plaza
A I M Management Group Inc.                                                           Suite 100
                                               Nancy L. Martin                        Houston, TX 77046
Prema Mathai-Davis                             Assistant Secretary
Chief Executive Officer, YWCA of the U.S.A.
                                               Ofelia M. Mayo
Lewis F. Pennock                               Assistant Secretary
Attorney
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary
Executive Vice President
Hines Interests                                Kathleen J. Pflueger
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Advisor International Value Fund  leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                 since 1976 and managed approximately $160
AIM Capital Development Fund             AIM Developing Markets Fund           billion in assets for more than 6.6
AIM Constellation Fund(1)                AIM Euroland Growth Fund(5)           million shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM European Development Fund         corporate clients and financial institutions,
AIM Large Cap Growth Fund                AIM International Equity Fund         as of December 31, 1999.
AIM Mid Cap Equity Fund                  AIM Japan Growth Fund                     The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                  AIM Latin American Growth Fund        is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund(2)        AIM New Pacific Growth Fund           eighth-largest mutual fund complex in the United
AIM Select Growth Fund                                                         States in assets under management, according to
AIM Small Cap Growth Fund(3)             GLOBAL GROWTH FUNDS                   Strategic Insight, an independent mutual-fund
AIM Small Cap Opportunities Fund(4)      AIM Global Aggressive Growth Fund     monitor.
AIM Value Fund                           AIM Global Growth Fund
AIM Weingarten Fund
                                         GLOBAL GROWTH & INCOME FUNDS
GROWTH & INCOME FUNDS                    AIM Global Growth & Income Fund
AIM Advisor Flex Fund                    AIM Global Utilities Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL INCOME FUNDS
AIM Balanced Fund                        AIM Emerging Markets Debt Fund
AIM Basic Value Fund                     AIM Global Government Income Fund
AIM Charter Fund                         AIM Global Income Fund
                                         AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                   THEME FUNDS
AIM High Yield Fund                      AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                   AIM Global Financial Services Fund
AIM Income Fund                          AIM Global Health Care Fund
AIM Intermediate Government Fund         AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund       AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund(6)
TAX-FREE INCOME FUNDS                    AIM Global Trends Fund(7)
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS*
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds. *An investment in any AIM money market fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]

                                                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--


A I M Distributors, Inc.                                               HY2-SAR-1